EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Tanico Inc. (the "Company"), hereby certifies, to such officer's knowledge, that this amendment (the "Amendment") to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Anton Mikhalev
Anton Mikhalev Chief Executive Officer Chief Financial Officer

March 22, 2024